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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We consent to the inclusion in this Pre-Effective Amendment No. 3 to registration statement on Form S-3 (File No. 33-58551) of our report dated February 3, 1995, except for note P, as to which the date is March 17, 1995, on our audits of the consolidated financial statements of Tekelec. We also consent to the reference to our firm under the caption "Experts."


COOPERS & LYBRAND L.L.P.

Sherman Oaks, California

May 25, 1995